UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 26, 2004
                        (Date of earliest event reported)

                           THOMAS & BETTS CORPORATION
             (Exact name of registrant as specified in its charter)

         Tennessee                                              1-4682
(State or Other Jurisdiction                            (Commission File Number)
      of Incorporation)

                                   22-1326940
                        (IRS Employer Identification No.)

     8155 T&B Boulevard
     Memphis, Tennessee                                          38125
    (Address of Principal                                     (ZIP Code)
     Executive Offices)

               Registrant's Telephone Number, Including Area Code:
                                 (901) 252-8000

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (c) Exhibits

      99.1 Press Release of the Registrant dated July 26, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

      On July 26, 2004, Thomas & Betts Corporation, by a press release furnished as Exhibit 99.1 to this report, and incorporated herein by reference, announced the financial results for the fiscal quarter ended June 30, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Thomas & Betts Corporation
                                      (Registrant)




                                      By: /s/ Kenneth W. Fluke
                                         -----------------------------------
                                          Kenneth W. Fluke
                                          Senior Vice President and Chief
                                          Financial Officer



Date:  July 26, 2004

                                  Exhibit Index


Exhibit                         Description of Exhibits
-------                         -----------------------
 99.1              Press Release of the Registrant dated July 26, 2004.